                                                                  Exhibit 10.4.1

                                     Ormesa
                         BLM Geothermal Resources Lease
                                     CA 966

Form 3200-21
(May 1974)

         UNITED STATES                      Serial Number:  CA 966
         DEPARTMENT OF THE INTERIOR                 USGS - KGRA Determination:
         BUREAU OF LAND MANAGEMENT
                                                    EAST MESA KGRA
         GEOTHERMAL RESOURCES LEASE
         [X] Competitive   [ ] Noncompetitive

In consideration of the terms and conditions contained herein, and the grant made hereby, this lease is entered into by the UNITED STATES OF AMERICA
(hereinafter called the "Lessor"), acting through the Bureau of Land Management
(hereinafter called the "Bureau") of the Department of the Interior (hereinafter called the "Department"), and REPUBLIC GEOTHERMAL INC. and CITY OF BURBANK, each as to an undivided 1/2 interest (hereinafter called the "Lessee").

This Lease is made pursuant to the Geothermal Steam Act of 1970 (84 Stat. 1566;
30 U.S.C. 1001--1025) (hereinafter called "the Act") to be effective on August
1, 1974 (hereinafter called the "effective date"). It is subject to all the provisions of the Act and to all the terms, conditions, and requirements of (a)
all regulations promulgated by the Secretary of the Interior (hereinafter called
"the Secretary") in existence upon the effective date, specifically including, but not limited to, 43 CFR Parts 3000 and 3200 and 30 CFR Parts 270 and 271, (b)
all geothermal resources operational orders (hereinafter called "GRO orders")
issued pursuant thereto, all of which are incorporated herein and by reference made a part hereof, and (c) any regulations hereafter issued by the Secretary
(except those inconsistent with any specific provisions of this lease other than regulations incorporated herein by reference) all of which shall, be upon their effective date, incorporated herein and, by reference, made a part hereof.

Sec. 1. GRANT - The Lesser hereby grants and leases to the Lessee the exclusive right and privilege to drill for, extract, produce, remove, utilize, sell, and dispose of geothermal steam and associated geothermal resources, (hereinafter called "geothermal resources"), in or under the following described lands situated within the County of IMPERIAL, State of California.

------------------------------------------------------- -----------------------------------------------------
National Resource Lands                                 Acquired Lands
T.       ; R.     ;        Meridian                     T.       ; R.     ;        Meridian

EAST MESA KGRA
T. 15 S., R. 16 E., SB Mer.
    Sec. 23, E1/2SE1/4;
    Sec. 24, S1/2;
    Sec. 25, All;
    Sec. 26, E1/2NE1/4.

T. 15 S., R. 17 E., SB Mer.
    Sec. 19, S1/2;
    Sec. 20, SW1/4;
    Sec. 29, W1/2;
    Sec. 30, All.

      Total Area        2549.09                         Total Area
------------------------------------------------------- -----------------------------------------------------

Containing 2549.09 acres (hereinafter called the "leased area" or "leased lands"), together with:

     (a) The nonexclusive right to conduct within the leased area geological and geophysical exploration in accordance with applicable regulations; and

     (b) The right to construct or erect and to use, operate, and maintain within the leased area, together with ingress and egress thereupon all wells, pumps, pipes, pipelines, buildings, plants, sumps, brine pits, reservoirs, tanks, waterworks, pumping stations, roads, electric power generating plants, transmission lines, industrial facilities, electric, telegraph or telephone lines, and such other works and structures and to use so much of the surface of the lend as may be necessary or reasonably convenient for the production, utilization, and processing of geothermal resources or to the full enjoyment of the rights granted by this lease, subject to compliance with applicable laws and regulations; Provided that, although the use of the leased area for an electric power generating plant or transmission facilities or a commercial or industrial facility is authorized hereunder, the location of such facilities and the terms of occupancy therefor shall be under separate instruments issued under any applicable laws and regulations; and

         (c) The nonexclusive right to drill potable water wells in accordance with state water laws within the leased area and to use the water produced therefrom for operations on the leased lands free of cost, provided that such drilling and development

are conducted in accordance with procedures approved by the Supervisor of the
Geological Survey (hereinafter called "Supervisor"); and

     (d) The right to convert this lease to a mineral lease under the Mineral
Leasing Act of February 25, 1920, as amended, and supplemented (30 U.S.C.
181--287) or under the Mineral Leasing Act for Acquired Lands (30 U.S.C.
351--359), whichever is appropriate, if the leasehold is primarily valuable for the production of one or more valuable by-products which are leasable under those statutes, and the lease is incapable of commercial production or utilization of geothermal steam: Provided that, an application is made therefor prior to the expiration of the lease extension by reason of by-product production as hereinafter provided, and subject to all the terms and conditions of said appropriate Acts. The Lessee is also granted the right to locate mineral deposits under the mining laws (30 U.S.C. 21-54), which would constitute by-products if commercial production or utilization of geothermal steam continued, but such a location to be valid must be completed within ninety (90)
days after the termination of this lease. Any conversion of this lease to a mineral lease or a mining claim is contingent on the availability of such lands for this purpose at the time of the conversion. If the lands are withdrawn or acquired to aid of a function of any Federal Department or agency, the mineral lease or mining claim shall be subject to such additional terms and conditions as may be prescribed by such Department or agency for the purpose of making operations thereon consistent with the purposes for which these lands are administered; and

     (e) The right without the payment of royalties hereunder, to reinject into the leased lands geothermal resources and condensates to the extent that such resources and condensates are not utilized, but their reinjection is necessary for operations under this lease in the recovering or processing of geothermal resources. If the Lessee, pursuant to any approved plan, disposes of the unusable brine and produced waste products into underlying formations, he may do so without the payment of royalties.

Sec. 2. TERM

     (a) This lease shall be for a primary term of ten (10) years from the effective date and so long thereafter as geothermal steam is produced or utilized in commercial quantities but shall in no event continue for more then forty (40) years after the end of the primary term. However, if at the end of that forty-year period geothermal steam is being produced or utilized in commercial quantities, and the leased lands are not needed for other purposes, the Lessee shall have a preferential right to a renewal of this lease for a second forty-year term in accordance with such terms and conditions as the
Lessor deems appropriate.

     (b) If actual drilling operations are commenced on the leased lands or under an approved plan or agreement on behalf of the leased lands prior to the end of the

primary term, and are being diligently prosecuted at the end of the primary term, this lease shall be extended for five (5) years and so long thereafter, but not more than thirty-five (35) years, as geothermal steam is produced or utilized in commercial quantities. If at the end of such extended term geothermal steam is being produced or utilized in commercial quantities, the
Lessee shall have a preferential right to a renewal for a second term as in (a)
above.

     (c) If the Lessor determines at any time after the primary term that this lease is incapable of commercial production and utilization of geothermal steam, but one or more valuable by-products are or can be produced in commercial quantities, this lease shall be extended for so long as such by-products are produced in commercial quantities but not for more than five (5) years from the date of such determination.

Sec. 3. RENTALS AND ROYALTIES

     (a) Annual Rental - For each lease year prior to the commencement of production of geothermal resources in commercial quantities on the leased lands, the Lessee shall pay the Lessor on or before the anniversary date of the lease a rental of $2.00 for each acre or fraction thereof.

     (b) Escalating Rental - Beginning with the sixth lease year and for each year thereafter until the lease year beginning on or after the commencement of production of geothermal resources in commercial quantities, the Lessee shall pay on or before the anniversary date of the lease an escalated rental in an amount per acre or fraction thereof equal to the rental per acre for the preceding year and an additional sum of one (1) dollar per acre or fraction thereof. If the lease is extended beyond ten (10) years for reasons other than the commencement of production of geothermal resources in commercial quantities, the rental for the eleventh year and for each lease year thereafter until the lease year beginning on or after the commencement of such production will be the amount of rental for the tenth lease year. If any expenditures are made in any lease year for diligent exploration on the leased lands in excess of the minimum required expenditures for that year, the excess may be credited against any rentals in excess of $6.00 per acre or fraction thereof due the Lessor for that or any future year.

     (c) Royalty - On or before the last day of the calendar month after the month of commencement of production in commercial quantities of geothermal resources and thereafter on a monthly basis, the Lessee shall pay to the Lessor:

          (1) A royalty of 10 percent on the amount or value of steam, or any other form of heat or other associated energy produced, processed, removed, sold, or utilized from this lease or reasonably susceptible to sale or utilization by the Lessee.

          (2) A royalty of 5 percent of the value of any by-product derived from production under this lease, produced, processed, removed, sold, or utilized from this lease or reasonably susceptible of sale or utilization by the Lessee, except that as to any by-product which is a mineral named in Sec. 1 of the
Mineral Leasing Act of February 25, 1920, as amended, (30 U.S.C. 181), the rate of royalty for such mineral shall be the same as that provided in that statute and the maximum rate of royalty for such mineral shall not exceed the maximum royalty applicable under that statute.

          (3) A royalty of 5 percent of the value of commercially demineralized water which has been produced from the leased lands, and has been sold or utilized by the Lessee or is reasonably susceptible of sale or utilization by the Lessee. In no event shall the Lessee pay to the Lessor, for the lease year beginning on or after the commencement of production in commercial quantities on the leased lands or any subsequent lease year, a royalty of less than two (2)
dollars per acre or fraction thereof. If royalty paid on production during the lease year has not satisfied this requirement, the Lessee shall pay the difference on or before the expiration date of the lease year for which it is paid.

     (d) Waiver and Suspension of Rental and Royalties - Rentals or royalties may be waived, suspended, or reduced pursuant to the applicable regulations on the entire leasehold or any portion thereof in the interest of conservation or for the purpose of encouraging the greatest ultimate recovery of geothermal resources if the Lessor determines that it is necessary to do so to promote such development, or because the lease cannot be successfully operated under the terms fixed herein.

     (e) Undivided Fractional Interests - Where the interest of the Lessor in the geothermal resources underlying any tract or tracts described in Sec. 1 is an undivided fractional interest, the rentals and royalties payable on account of each such tract shall be in the same proportion to the rentals and royalties provided in this lease as the individual fractional interest of the Lessor in the geothermal resources underlying such tract is to the full fee interest.

     (f) Readjustments - Rentals and royalties hereunder may be readjusted in accordance with the Act and regulations to rates not in excess of the rates provided therein, and at not less than twenty (20) year intervals beginning thirty-five (35) years after the date geothermal steam is produced from the lease as determined by the Supervisor.

Sec. 4. PAYMENTS - It is expressly understood that the Secretary may establish the values and minimum values of geothermal resources to compute royalties in accordance with the applicable regulations. Unless otherwise directed by the
Secretary, all payments to the Lessor will be made as required by the regulations. If there is no well on the leased

                                        6

lands capable of producing geothermal resources in commercial quantities, the failure to pay rental on or before the anniversary date shall cause the lease to terminate by operation of law except as provided by Sec. 3244.2 of the regulations. If the time for payment falls on a day on which the proper office to receive payment is closed, payment shall be deemed to be made on time if made on the next official working day.

Sec. 5. BONDS - The Lessee shall file with the Authorized Officer of the Bureau
(hereinafter called the "Authorized Officer") shall maintain at all times the bonds required under the regulations to be furnished as a condition to the issuance of this lease or prior to entry on the leased lands in the amounts established by the Lessor and to furnish such additional bonds or security as may be required by the Lessor upon entry on the lands or after operations or production have begun.

Sec. 6. WELLS

     (a) The Lessee shall drill and produce all wells necessary to protect the leased land from drainage by operations on lands not the property of the Lessor, or other lands of the Lessor leased at a lower royalty rate, or on lands as to which royalties and rentals are paid into different funds from those into which royalties under this lease are paid. However, in lieu of any part of such drilling and production, with the consent of the Supervisor, the Lessee may compensate the Lessor in full each month for the estimated loss of royalty through drainage in the amount determined by said Supervisor.

     (b) At the Lessee's election, and with the approval of the Supervisor, the
Lessee shall drill and produce other wells in conformity with any system of well spacing or production allotments affecting the field or area in which the leased lands are situated, which is authorized by applicable law.

     (c) After due notice in writing, the Lessee shall diligently drill and produce such wells as the Supervisor shall require so that the leased lands may be properly and timely developed and for the production of geothermal steam and its by-products, including commercially demineralized water for beneficial uses in accordance with applicable state laws. However, the Supervisor may waive or modify the requirements of this subparagraph (c) in the interest of conservation of natural resources or for economic feasibility or other reasons satisfactory to him. If the products or by-products of geothermal production from wells drilled on this lease are susceptible of producing commercially demineralized water for beneficial uses, and a program therefor is not initiated with due diligence, the Lessor may at its option elect to take such products or by-products and the Lessee shall deliver all or any portion thereof to the
Lessor at any point in the Lessee's geothermal gathering or disposal system without cost to the Lessee, if the Lessee's activities, under the lease, would not be impaired and such delivery would otherwise be consistent with field and operational requirements. The retention of this

option by the Lessor shall in no way relieve the Lessee from the duty of producing commercially demineralized water where required to do so by the
Lessor, except when the option is being exercised and then only with respect to wells where it is being exercised, or limit the Lessor's right to take any action under Sec. 25 to enforce that requirement.

Sec. 7. INSPECTION - The Lessee shall keep open at all reasonable times for the inspection of any duly authorized representative of the Lessor the leased lands and all wells, improvements, machinery, and fixtures thereon and all production reports, maps, records, books, and accounts relative to operations under the lease, and well logs, surveys, or investigations of the leased lands.

Sec. 8. CONDUCT OF OPERATIONS - The Lessee shall conduct all operations under this lease in a workmanlike manner and in accordance with all applicable statutes, regulations, and GRO orders, and all other appropriate directives of the Lessor to prevent bodily injury, danger to life or health, or property damage, and to avoid the waste of resources, and shall comply with all requirements which are set forth in 43 CFR Group 3200, including, but not limited to, Sub-part 3204, or which may be prescribed by the Lessor pursuant to the regulations, and with the special stipulations which are attached to the lease, all of which are specifically incorporated into this lease. A breach of any term of this lease, including the stipulations attached hereto, will be subject to all the provisions of this lease with respect to remedies in case of default. Where any stipulation is inconsistent with a regular provision of this lease, the stipulation shall govern.

Sec. 9. INDEMNIFICATION

     (a) The Lessee shall be liable to the Lessor for any damage suffered by the
Lessor in any way arising from or connected with the Lessee's activities and operations conducted pursuant to this lease, except where damage is caused by employees of the Lessor acting within the scope of their authority.

     (b) The Lessee shall indemnify and hold harmless the Lessor from all claims arising from or connected with the Lessee's activities and operations under this lease.

     (c) In any case where liability without fault is imposed on the Lessee pursuant to this section, and the damages involved were caused by the action of a third party, the rules of subrogation shall apply in accordance with the law of the jurisdiction where the damage occurred.

Sec. 10. CONTRACTS FOR SALE OR DISPOSAL OF PRODUCTS - The Lessee shall file with the Supervisor not later than thirty (30) days after the effective date thereof any

                                        8

contract, or evidence of other arrangement for the sale or disposal of geothermal resources.

Sec. 11. ASSIGNMENT OF LEASE OR INTEREST THEREIN - Within ninety (90) days from the date of execution thereof, the Lessee shall file for approval by the
Authorized Officer any instruments of transfer made of this lease or of any interest therein, including assignments of record title and working or other interests.

Sec. 12. REPORTS AND OTHER INFORMATION - At such times and in such form as the
Lessor may prescribe, the Lessee shall comply with all reporting requirements of the geothermal resources leasing, operating, and unit regulations and shall submit quarterly reports containing the data which it has collected through the monitoring of air, land, and water quality and all other data pertaining to the effect on the environment by operations under the lease. The Lessee shall also comply with such other reporting requirements as may be imposed by the
Authorized Officer or the Supervisor. The Lessor may release to the general public any reports, maps, or other information submitted by the Lessee except geologic and geophysical interpretations, maps, or data subject to 30 CFR 270.79 or unless the Lessee shall designate that information as proprietary and the
Supervisor or the Authorized Officer shall approve that designation.

Sec. 13. DILIGENT EXPLORATION - In the manner required by the regulations, the
Lessee shall diligently explore the leased lands for geothermal resources until there is production in commercial quantities applicable to this lease. After the fifth year of the primary term the Lessee shall make at least the minimum expenditures required to qualify the operations on the leased lands as diligent exploration under the regulations.

Sec. 14. PROTECTION OF THE ENVIRONMENT (LAND, AIR AND WATER) AND IMPROVEMENTS -
The Lessee shall take all mitigating actions required by the Lessor to prevent:
(a) soil erosion or damage to crops or other vegetative cover on Federal or non-Federal lands in the vicinity; (b) the pollution of land, air, or water; (c)
land subsidence, seismic activity, or noise emissions; (d) damage to aesthetic and recreational values; (e) damage to fish or wildlife or their habitats; (f)
damage to or removal of improvements owned by the United States or other parties; or (g) damage to or destruction or loss of fossils, historic or prehistoric ruins, or artifacts. Prior to the termination of bond liability or at any other time when required and to the extent deemed necessary by the
Lessor, the Lessee shall reclaim all surface disturbances as required, remove or cover all debris or solid waste, and, so far as possible, repair the offsite and onsite damage caused by his activity or activities incidental thereto, and return access roads or trails and the leased lands to an acceptable condition including the removal of structures, if required. The Supervisor or the
Authorized Officer shall prescribe the steps to be taken by Lessee to protect the surface and the environment and for the restoration of the leased lands and other lands affected by operations on the leased lands and

                                        9

improvements thereon, whether or not the improvements are owned by the United
States. Timber or mineral materials may be obtained only on terms and conditions imposed by the Authorized Officer.

Sec. 15. WASTE - The Lessee shall use all reasonable precautions to prevent waste of natural resources end energy, including geothermal resources, or of any minerals, and to prevent the communication of water or brine zones with any oil, gas, fresh water, or other gas or water bearing formations or zones which would threaten destruction or damage to such deposits. The Lessee shell monitor noise, air, and water quality conditions in accordance with any orders of the
Supervisor.

Sec. 16. MEASUREMENTS - The Lessee shall gauge or otherwise measure all production, sales, or utilization of geothermal resources and shall record the same accurately in records as required by the Supervisor. Reports on production, sales, or utilization of geothermal resources shall be submitted in accordance with the terms of this lease and the regulations.

Sec. 17. RESERVATIONS TO LESSOR - All rights in the leased area not granted to the Lessee by this lease are hereby reserved to the Lessor. Without limiting the generality of the foregoing such reserved rights include:

     (a) Disposal - The right to sell or otherwise dispose of the surface of the leased lands or any resource in the leased lands under existing laws, or laws hereafter enacted, subject to the rights of the Lessee under this lease;

     (b) Rights-of-way - The right to authorize geological and geophysical explorations on the leased lands which do not interfere with or endanger actual operations under this lease, and the right to grant such easements or rights-of-way for joint or several use upon, through or in the leased area for steam lines and other public or private purposes which do not interfere with or endanger actual operations or facilities constructed under this lease;

     (c) Mineral Rights - The ownership of and the right to extract oil, hydrocarbon gas, and helium from all geothermal steam and associated geothermal resources produced from the leased lands;

     (d) Casing - The right to acquire the well and casing at the fair market value of the casing where the Lessee finds only potable water, and such water is not required in lease operations; and

     (e) Measurements - The right to measure geothermal resources and to sample any production thereof.

                                       10

Sec. 18. ANTIQUITIES AND OBJECTS OF HISTORIC VALUE - The Lessee shall immediately bring to the attention of the Authorized Officer any antiquities or other objects of historic or scientific interest, including but not limited to historic or prehistoric ruins, fossils, or artifacts discovered as a result of operations under this lease, and shall leave such discoveries intact. Failure to comply with any of the terms and conditions imposed by the Authorized Officer with regard to the preservation of antiquities may constitute a violation of the
Antiquities Act (16 U.S.C. 431-433). Prior to operations, the Lessee shall furnish to the Authorized Officer a certified statement that either no archaeological values exist or that they may exist on the leased lands to the best of the of the Lessee's knowledge and belief and that they might be impaired by geothermal operations. If the Lessee furnishes a statement that archaeological values may exist where the land is to be disturbed or occupied, the Lessee will engage a qualified archaeologist, acceptable to the Authorized
Officer, to survey and salvage, in advance of any operations, such archaeological values on the lands involved. The responsibility for the cost for the certificate, survey, and salvage will be borne by the Lessee, and such salvaged property shall remain the property of the Lessor or the surface owner.

Sec. 19. DIRECTIONAL DRILLING - A directional well drilled under the leased area from a surface location on nearby land not covered by the lease shall be deemed to have the same affect for all purposes of this lease as a well drilled from a surface location on the leased area. In such circumstances, drilling shall be considered to have been commenced on the nearby land for the purposes of this lease, and production of geothermal resources from the leased area through any directional well located on nearby land, or drilling or reworking of any such directional well shall be considered production or drilling or reworking operations (as the case may be) on the leased area for all purposes of this lease. Nothing contained in this section shall be construed as granting to the
Lessee any right in any land outside the leased area.

Sec. 20. OVERRIDING ROYALTIES - The Lessee shall not create overriding royalties of less than one-quarter (1/4) of one percent of the value of output nor in excess of 50 percent of the rate of royalty due to the Lessor specified in Sec.
3 of this lease except as otherwise authorized by the regulations. The Lessee expressly agrees that the creation of any overriding royalty which does not provide for a prorated reduction of all overriding royalties so that the aggregate rate of royalties does not exceed the maximum rate permissible under this section, or the failure to suspend an overriding royalty during any period when the royalties due to the Lessor have been suspended pursuant to the terms of this lease, shall constitute a violation of the lease terms.

Sec. 21. READJUSTMENT OF TERMS AND CONDITIONS - The terms and conditions of this lease other then those related to rentals and royalties may be readjusted in accordance with the Act at not less than ten-year intervals beginning ten (10)
years

                                       11

after the date geothermal steam is produced from the leased premises as determined by the Supervisor.

Sec. 22. COOPERATIVE OR UNIT PLAN - The Lessee agrees that it will on its own, or at the request of the Lessor where it is determined to be necessary for the conservation of the resource or to prevent the waste of the resource, subscribe to and operate under any reasonable cooperative or unit plan for the development and operation of the, area, field, or pool, or part thereof embracing the lands subject to this lease as the Secretary may determine to be practicable and necessary or advisable in the interest of conservation. In the event the leased lands are included within a unit, the terms of this lease shall be deemed to be modified to conform to such unit agreement. Where any provision of a cooperative or unit plan of development which has been approved by the Secretary, and which by its terms affects the leased area or any part thereof, is inconsistent with a provision of this lease, the provisions of such cooperative or unit plan shall govern.

Sec. 23. RELINQUISHMENT OF LEASE - The Lessee may relinquish this entire lease or any officially designated subdivision of the leased area in accordance with the regulations by filing in the proper BLM office a written relinquishment, in triplicate, which shall be effective as of the data of filing. No relinquishment of this lease or any portion of the leased area shall relieve the Lessee or its surety from any liability for breach of any obligation of this lease, including the obligation to make payment of all accrued rentals and royalties and to place all wells in the leased lands to be relinquished in condition for suspension or abandonment, and to protect or restore substantially the surface or subsurface resources in a manner satisfactory to the Lessor.

Sec. 24. REMOVAL OF PROPERTY ON TERMINATION OR EXPIRATION OF LEASE

     (a) Upon the termination or expiration of this lease in whole or in part, or the relinquishment of the lease in whole or in part, as herein provided, the
Lessee shall within a period of ninety (90) days (or such longer period as the
Supervisor may authorize because of adverse climatic conditions) thereafter remove from the leased lands, no longer subject to the lease all structures, machinery, equipment, tools, and materials in accordance with applicable regulations and orders of the Supervisor. However, the Lessee shall, for a period of not more then six (6) months, continue to maintain any such property needed in the relinquished area, as determined by the Supervisor, for producing wells or for drilling or producing geothermal resources on other leases.

     (b) Any structures, machinery, equipment, tools, appliances, and materials, subject to removal by the Lessee, as provided above, which are allowed to remain on the leased lands shall become the property of the Lessor on expiration of the
90-day period or any extension of that period which may be granted by the
Supervisor. If the Supervisor

                                       12

directs the Lessee to remove such property, the Lessee shall do so at its own expense, or if it fails to do so within a reasonable period, the Lessor may do so at the Lessee's expense.

Sec. 25. REMEDIES IN CASE OF DEFAULT

     (a) Whenever the Lessee fails to comply with any of the provisions of the
Act, or the terms and stipulations of this lease, or of the regulations issued under the Act, or of any order issued pursuant to those regulations, and that default shall continue for a period of thirty (30) days after service of notice by the Lessor, the Lessor may (1) suspend operations until the requested action is taken to correct the noncompliance, or (2) cancel the lease in accordance with Sec. 12 of the Act (30 U.S.C. 1011). However, the 30-day notice provision applicable to this lease under Sec. 12 of the Act shall also apply as a prerequisite to the institution of any legal proceedings by the Lessor to cancel this lease while it is in a producing status. Nothing in this subsection shall be construed to apply to, or require any notice with respect to any legal action instituted by the Lessor other than an action to cancel the lease pursuant to
Sec. 12 of the Act.

     (b) Whenever the Lessee fails to comply with any of the provisions of the
Act, or of this lease, or the regulations, or of any GRO Orders, or other orders, and immediate action is required, the Lessor without waiting for action by the Lessee may enter on the leased lends and take such measures as it may deem necessary to correct the failure, including a suspension of operations or production, all at the expense of the Lessee.

     (c) A waiver of any particular violation of the provisions of the Act, or of this lease, or of any regulations promulgated by the Secretary under the Act, shall not prevent the cancellation of this lease or the exercise of any other remedy or remedies under paragraphs (a) and (b) of this section by reason of any other such violation, or for the same violation occurring at any other time.

     (d) Nothing herein shall limit or effect the Lessee's right to a hearing and appeal as provided in Sec. 12 of the Act and in the regulations promulgated thereunder.

     (e) Upon cancellation, the Lessee shall remove all property in accordance with Sec. 24 hereof, and shall restore the leased lands in a manner acceptable to the Lessor or as may be otherwise required by the Lessor.

Sec. 26. HEIRS AND SUCCESSORS IN INTEREST - Each obligation hereunder shall extend to and be binding upon, and every benefit hereof shall inure to, the heirs, executors, administrators, successors, or assigns, of the respective parties hereto.

                                       13

Sec. 27. UNLAWFUL INTEREST - No Member of, or Delegate to Congress, or Resident
Commissioner, after his election or appointment, either before or after he has qualified, and during his continuance in office, and no officer, agent, or employee of the Department shall be admitted to any share or part in this lease or derive any benefit that may arise therefrom; and the provisions of Sec. 3741 of the Revised Statutes (41 U.S.C. Sec. 22), as amended, and Sections 431, 432, and 433 of Title 18 of the United States Code, relating to contracts made or entered into, or accepted by or on behalf of the United States, form a part of this lease so far as the same may be applicable.

Sec. 28. MONOPOLY AND FAIR PRICES - The Lessor reserves full power and authority to protect the public interest by promulgating and enforcing all orders necessary to insure the sale of the production from the leased lands at reasonable prices, to prevent monopoly, and to safeguard the public interest.

Sec. 29. EQUAL OPPORTUNITY CLAUSE - The Lessee agrees that, during the performance of this contract:

     (1) The Lessee will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The Lessee will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin. Such action shall include, but not be limited to the following: employment, upgrading, demotion, or transfer; recruitment or recruitment advertising, layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The Lessee agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the Lessor setting forth the provisions of this Equal Opportunity clause.

     (2) The Lessee will, in all solicitations or advertisements for employees placed by or on behalf of the Lessee, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, or national origin.

     (3) The Lessee will send to each labor union or representative of workers with which Lessee has a collective bargaining agreement or other contract or understanding, a notice, to be provided by the Lessor, advising the labor union or workers' representative of the Lessee's commitments under this Equal
Opportunity clause, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

                                       14

     (4) The Lessee will comply with all provisions of Executive Order No. 11246 of September 24, 1965, as amended, and of the rules, regulations, and relevant orders of the Secretary of Labor.

     (5) The Lessee will furnish all Information and reports required by
Executive Order No. 11246 of September 24, 1965, as amended, and by the rules, regulations, and orders of the Secretary of Labor, or pursuant thereto, and will permit access to its books, records, and accounts by the Secretary of the
Interior and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations, and orders.

     (6) In the event of the Lessee's noncompliance with the Equal Opportunity clause of this lease or with any of said rules, regulations, or orders, this lease may be canceled, terminated or suspended in whole or in part and the
Lessee may be declared ineligible for further Federal Government contracts or leases in accordance with procedures authorized in Executive Order No. 11246 of
September 24, 1965, as amended, and such other sanctions as may be imposed and remedies invoked as provided in Executive Order No. 11246 of September 24, 1965, as amended, or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

     (7) The Lessee will include the provisions of Paragraphs (1) through (7) of this Section (29) in every contract, subcontract or purchase order unless exempted by rules, regulations, or orders of the Secretary of Labor Issued pursuant to Section 204 of Executive Order No. 11246 of September 24, 1965. as
amended, so that such provisions will be binding upon each contractor, subcontractor, or subcontract, or purchase order as the Secretary may direct as a means of enforcing such provisions including sanctions for noncompliance;
provided, however, that in the event the Lessee becomes involved in, or is threatened with, litigation with a contractor, subcontractor, or vendor as a result of such direction by the Secretary, the Lessee may request the Lessor to enter into such litigation to protect the interests of the Lessor.

Sec. 30. CERTIFICATION OF NONSEGREGATED FACILITIES - By entering into this lease, the Lessee certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location, under its control, where segregated facilities are maintained. The
Lessee agrees that a breech of this certification is a violation of the Equal
Opportunity clause of this lease. As used in this certification, the term
"segregated facilities" means, but is not limited to, any waiting rooms, work areas, rest rooms and wash rooms, or restaurants or other eating areas, time clocks, or locker rooms, and other storage or dressing rooms, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees which are segregated by explicit directive, or are in fact segregated on the basis of race, color, religion, or national origin because of habit, local

                                       15

custom, or otherwise. Lessee further agrees that (except where it has obtained identical certifications from proposed contractors and subcontractors for specific time periods) it will obtain identical certifications from proposed contractors and subcontractors prior to the award of contracts or subcontracts exceeding $10,000 which are not exempt from the provisions of the Equal
Opportunity clause; that it will retain such certifications in its files; and
that it will forward the following certification to such proposed contractors and subcontractors (except where the proposed contractor or subcontractor has submitted identical certifications for specific time periods); it will notify prospective contractors and subcontractors of requirement for certification of nonsegregated facilities. A Certification of Nonsegregated Facilities, as required by the May 9, 1967 Order (32 F.R. 7439, May 19, 1967) on Elimination of
Segregated Facilities, by the Secretary of Labor, must be submitted prior to the award of a contract or subcontract exceeding $10,000 which is not exempt from the provisions of the Equal Opportunity clause. The certification may be submitted either for each contract and subcontract or for all contracts and subcontracts during a period (i.e., quarterly, semiannually, or annually).

Sec. 31. SPECIAL STIPULATIONS - (stipulations, if any, are attached hereto and made a part hereof)

Attachment "A"

ATTEST:

/s/ Evelyn L. Haley
------------------------------------
Evelyn L. Haley, City Clerk

In witness whereof the parties have executed his lease.

Lessee:

REPUBLIC GEOTHERMAL, INC.

BY:

/s/ Timothy M. Evans
------------------------------------
Timothy M. Evans

                                       16

CITY OF BURBANK, A MUNICIPAL CORP.

BY: /s/ Joseph N. Baker
   ---------------------------------
Joseph N. Baker, City Manager

July 1, 1974
[SEAL]

THE UNITED STATES OF AMERICA, Lessor:

BY: /s/ Indecipherable
   ---------------------------------
Chief, Branch of Lands and Minerals Operations,
Division of Technical Services
Sacramento, California  95825

July 10, 1975

                                       17

                                      "A"

                       SPECIAL STIPULATIONS AND CONDITIONS

                                 EAST MESA KGRA

The Lessee shall contact the Supervisor prior to the development of a plan of operation to be apprised of practices which shall be followed or avoided in field development, including but not limited to road standards, road crossings, gates, cattleguards, fencing, erosion control, and surface rehabilitation.

The Lessee shall comply with the following special conditions and stipulations unless they are modified by the Lessee, the Supervisor, and the authorized officer:

1. Upon notification by the authorized officer that archeological values exist or are believed to exist in the leased lands, the Lessee will engage a qualified archeologist, acceptable to the BLM, to survey and salvage items of archeological value in advance of any surface disturbance. The responsibility and cost of this survey and salvage will be that of the Lessee.

2. The Lessee shall participate in earthquake and land subsidence prevention and detection programs applicable to the leased area unless determined by the
Supervisor to be unnecessary.

3. Mud pits and sumps containing any additives toxic to wildlife will be protected from entry by birds and other wildlife.

4. Noise levels shall at all times be kept to a minimum and shall never exceed
65 decibels at a distance of 1,500 feet from its source.

5. No clearing of ground cover for power transmission lines, except for tower or pole pads, shall be allowed.

6. All power and transmission lines will be designed to minimize loss of raptors and other large birds by electrocution. Nonspecular conductors may be required by the Supervisor for lines crossing Federal lands.

7. Directional drilling for development operations shall be required where determined to be reasonable.

8. The use of wide-tired, or balloon-tired, vehicles and helicopters may be required by the Supervisor in offroad areas where necessary to protect the soil and other resources.

9. No well sites shall be located within 1/4 mile of the center line of the All
American and East Highline Canals and Interstate Highway 8.

10. The Lessor reserves the ownership of brines and condensates and the right to receive or take possession of all or any part thereof following the extraction or utilization by Lessee of the heat energy associated therewith subject to such rules and regulations as shall be prescribed by the Secretary of the Interior.
If the Lessor elects to take the brines and condensates, the Lessee shall deliver all or any portion thereof to the Lessor at any point in the Lessee's geothermal gathering system after separation of the steam and brine products or from the disposal system as specified by the Lessor for the extraction of said brines and condensates by such means as the Lessor may provide and without cost to the Lessee. There is no obligation on the part of the Lessor to exercise its reserved rights. The Lessor shall not be liable in any manner if those rights are not exercised, and, in that event, the Lessee shall dispose of the brines and condensates in accordance with applicable laws, rules, and regulations.

11. The Lessor reserves the right to conduct on the leased lands, testing and evaluation of geothermal resources which the Lessor determines are required for its desalinization research programs for utilization of geothermal fluids. These programs may include underground explorations, if they are conducted in a manner compatible with lease operations and the production by Lessee of geothermal steam and associated geothermal resources. Lessor reserves the right to erect, maintain, and operate any and all facilities, pipelines, transmission lines, access roads, and appurtenances necessary for desalinization research on the leased

premises. Any geophysical data collected by either the Bureau of Reclamation or the Lessee will be made available upon request to the other party. Any brines and condensates removed by the Lessor shall be replaced without cost to the
Lessee with fluids as compatible with reservoir fluids as the brines or condensates that the Lessor removed and where the Lessor and Lessee determine they are needed by the Lessee for his operations or for reinjection into the geothermal anomalies. Any desalting plants, piping, wells, or other equipment installed by the Lessor on the leased premises shall remain the property of the
Lessor; and the Lessee shall conduct his operations in a manner compatible with the operation and maintenance of any desalting plants, piping, wells, or other equipment installed by the Lessor.

12. The Lessor and the Lessee, if authorized by law, may enter into cooperative agreements for joint development and production of geothermal resources from the leased premises consistent with applicable laws and regulations.

STATE OF CALIFORNIA   )                                       BOOK 1398 PAGE 126
                      ) SS.
COUNTY OF LOS ANGELES )

On this 1st day of July, in the year 1974 before me, a Notary Public in and for said county and state, personally appeared Timothy M. Evans, known to me to be the Vice President of the corporation that executed the within instrument, known to me to be the person who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

WITNESS my hand and official seal.

Signature /s/ William O. Briggs, Jr.         -----------------------------------
          --------------------------                      [GRAPHIC]
          William O. Briggs, Jr.                    WILLIAM O. BRIGGS, JR.
                                                  Notary Public-California
                                                    PRINCIPAL OFFICE IN
                                                     LOS ANGELES COUNTY
                                             My Commission Expires March 3, 1978
                                             -----------------------------------

[GRAPHIC]

STATE OF CALIFORNIA   )                                      BOOK 1416 PAGE 1351
                      ) SS.
COUNTY OF LOS ANGELES )

     On this 1st day of December, in the year 1977, before me, the undersigned, a Notary Public in and for said State, personally appeared J. L. Sheidenberger, known to me to be the person whose name is subscribed to the within instrument as a Witness thereto, who being by me duly sworn, deposed and said:

     That he resides in Sonoma County; and that he was present and saw Joseph N.
Baker personally known to him to be the City Manager of the City of Burbank and
known to him to be the person who executed the within instrument on behalf of said City of Burbank, execute the same; and that affiant subscribed his name thereto as a witness to said execution.

WITNESS my hand and official seal.

/s/ Dolores E. Johnson                                   [GRAPHIC]
--------------------------                  -----------------------------------
    Dolores E. Johnson                                 OFFICIAL SEAL
--------------------------                          DOLORES E. JOHNSON
                                                  NOTARY PUBLIC-CALIFORNIA
                                                     LOS ANGELES COUNTY
                                            My Commission Expires Oct. 12, 19__
                                            -----------------------------------

                                                          BOOK 1416 PAGE 1347

                                                             JUNE WOODALL
                                                           COUNTY RECORDER

                                                           May 31 9 07 AM '78
                                                          BOOK 1416 PAGE 1347

RECORDING REQUESTED BY:                                    OFFICIAL RECORDS
TITLE INSURANCE & TRUST CO.                              IMPERIAL COUNTY, CALIF.

When recorded, return to:

Republic Geothermal, Inc.
11823 East Slauson Avenue, Suite One
Santa Fe Springs, CA 90670              FEE
                                       $7.00

Recording requested by:

Title Insurance and Trust Company

 DOCUMENTARY TRANSFER TAX $474.10
[X] COMPUTED ON FULL VALUE OF PROPERTY CONVEYED, OR
[_] COMPUTED ON FULL VALUE LESS LIENS & ENCUMBRANCES
    REMAINING THEREON AT TIME OF SALE.

/s/ Illegible                           Title Insurance and Trust Company
    --------------------------------
Signature of Declarant of Agent determining - Firm Name

                          ASSIGNMENT AFFECTING RECORD

                  TITLE TO GEOTHERMAL RESOURCE LEASE CA 966

                  AS RECORDED FEBRUARY 25, 1977 IN BOOK 1398;

                  PAGE 118 OF OFFICIAL RECORDS.

                                                             BOOK 1416 PAGE 1348

Form 3200-17                      UNITED STATES                   --------------
(March 1975)               DEPARTMENT OF THE INTERIOR             Serial No.
                            BUREAU OF LAND MANAGEMENT             CA 966
                                                                  --------------
                        ASSIGNMENT AFFECTING RECORD TITLE         New Serial No.
                          TO GEOTHERMAL RESOURCES LEASE
                                     PART I                       --------------

1.   Republic Geothermal, Inc.

The undersigned, as owner of fifty percent of record title of the above-designated geothermal resources lease issued effective (date) August 1,
1974, hereby transfers and assigns to the assignee shown above, the record title interest in and to such lease as specified below.
--------------------------------------------------------------------------------

2.   Describe the lands affected by this assignment (43 CFR 3241.2-5)   EAST MESA KGRA
     T. 15 S., R. 16 E., SB Mer.    T. 15.S., R. 17 E., SB Mer.
        Sec. 23:  E-1/2SE-1/4;         Sec. 19:  S-l/2;
        Sec. 24:  S-l/2;               Sec. 20:  SW-1/4;
        Sec. 25:  All;                 Sec. 29:  W-l/2;
        Sec. 26:  E-1/2NE-1/4.         Sec. 30:  All.

                                                    UNINCORPORATED
                                     2549.09 Acres Lying within Imperial County,
                                                  State of California.
--------------------------------------------------------------------------------

3.   What part of assignor(s) record title interest is being conveyed to assignee? (Give percentage or share) 100%
--------------------------------------------------------------------------------

4.   What part of the record title interest is being retained by assignor(s)?
     None
--------------------------------------------------------------------------------

5a.  What overriding royalty or production payments is the assignor reserving herein? (See Item 4 of General Instructions; specify percentage: no assignment will be approved which does not comply with 43 CFR 3231.7-2 on limitation of overriding royalties) None
 b.  What overriding royalties or production payments, if any, were previously reserved or conveyed? (Percentage only) None
--------------------------------------------------------------------------------

It is agreed that the obligation to pay any overriding royalties or payments out of production of geothermal resources created herein, which, when added to overriding royalties or payments out of production previously created, aggregate in excess of 50 percent, of the rate of royalty due the United States, shall be suspended.

I CERTIFY That the statements made herein are true, complete and correct to the best of my knowledge and belief and are made in good faith.

                                  OFFICIAL SEAL
                             [SEAL] CITY OF BURBANK

Executed this 2 day of March
   CITY OF BURBANK

BY: /s/ Joseph N. Baker                    275 East Olive Avenue
    ------------------------------------   -------------------------------
    Joseph N. Baker, City Manager           (Assignor's Address)

/s/ J. _. Sheidenberger                     Burbank, California  91510
----------------------------------------   -------------------------------
    J. _. Sheidenberger, Witness            (City)    (State)   (Zip Code)

================================================================================
Title 18 U.S.C., Section 1001, makes it a crime for any person knowingly and willfully to make to any department or agency of the United States any false, fictitious, or fraudulent statements or representations as to any matter within its jurisdiction.
================================================================================

                          THE UNITED STATES OF AMERICA

Assignment approved as to the lands described below:              SAME AS ITEM 2

Assignment approved effective Mar 1 1978   By /s/ Illegible
                                              ----------------------------------
                                                     (Authorized Officer)

                                               Chief, Illegible      APR 17 1978
                                             ---------------------   -----------
                                                    (Title)             (Date)
================================================================================

NOTE: This form may be reproduced provided that copies are exact reproductions on one sheet of both sides of this official form in accordance with the provisions of ___ CFR __________.

__________

                                                             BOOK 1416 PAGE 1349

--------------------------------------------------------------------------------
                  ASSIGNEE'S REQUEST FOR APPROVAL OF ASSIGNMENT
--------------------------------------------------------------------------------

A.   ASSIGNEE CERTIFIES THAT

1.   Assignee is qualified to hold a geothermal resources lease under 43 CFR
     3202.1

2.   Assignee is [_] Individual [_] Municipality [_] Association [X] Corporation

3.   Assignee is the sole party in interest in this assignment (information as to interests of other parties in this assignment must be furnished as prescribed in Specific Instructions)

4.   Filing fee of $50 is attached (See Item 2 of General Instructions)

5.   Assignee's interests, direct and indirect, in geothermal resources leases, do not exceed 20,480 chargeable acres (43 CFR 3201.2)

B.   ASSIGNEE AGREES to be bound by the terms and provisions of the lease described here, provided the assignment is approved by the Authorized
     Officer.

C.   IT IS HEREBY CERTIFIED That the statements made herein are true, complete and correct to the best of undersigned's knowledge and belief and are made in good faith.

Executed this 2 day of March, 1977

                                           REPUBLIC GEOTHERMAL, INC.

                                           By: Illegible
                                               ---------------------------------
                                                     (Assignee's Signature)
                                               Vice President

                                           11823 East Slauson Avenue, Suite One
                                           Santa Fe Springs, California 90670
                                           ----------------------------------
                                                (Address, include zip code)

================================================================================
Title 18 U.S.C., Section 1001, makes it a crime for any person knowingly and willfully to make to any department or agency of the United States any false, fictitious, or fraudulent statements or representations as to any matter within its jurisdiction.
================================================================================

                              GENERAL INSTRUCTIONS

1.   Use of form -- Use only for assignment of record title interest in geothermal resources leases, and for assignments of working or royalty interests, operating agreements, or subleases. An assigment of record title may only cover lands in our lease. If more than one assignment is made out of a lease, file a seperate instrument of transfer with each assignment.

2.   Filing and number of copies -- File three (3) completed and manually signed copies in proper BLM office. A $50 nonrefundable filing fee must accompany assignment. File assignment within ninety (90) days after date of final execution.

3.   Effective date of assignment -- Assignment, if approved, takes effect on the first day of the month following the date of filing of all required papers.

4.   Overriding royalties or payments out of production -- Describe in an accompanying statement any overriding royalties or payments out of production created by assignment but not set out therein. If payments out of production are reserved by assignor, outline in detail the amount, method of payment, and other pertinent terms.

5.   Effect of assignment -- Approval of assignment of a definitely described portion of the leased lands creates separate leases. Assignee, upon approval of assignment, becomes lessee of the Government as to the assigned interest and is responsible for complying with all lease terms and conditions, including timely payment of ____. rental and maintenance of any required bond; except the case of assignment of undivided interests, royalties and operating agreements.

6.   A copy of the executed lease, out of which this assignment is made, should be made available to assignee by assignor.

                                RECORDER'S MEMO:
                            POOR RECORDING IS DUE TO
                          QUALITY OF ORIGINAL DOCUMENT

                              SPECIFIC INSTRUCTIONS
                   (Items not specified are self-explanatory)

                                     PART I

Item I -- Type or print plainly, in Ink, between and below heavy dots, the assignee's full name and mailing address, including zip code.

                                     PART II

A. Certification of assignee

     3. If assignee is an association or partnership, assignee must furnish a certified copy of its articles of association or partnership, with a statement that (a) it is authorized to hold geothermal ____________ ____________; (b) that the person executing the assignment is authorized to act on behalf of the organization in such matters; and (c) names and addresses of members controlling more than 10 percent interest.

          If assignee is a corporation, it must submit a statement containing the following information: (a) State in which it was incorporated; (b) that it is authorized in hold geothermal resources leases; (c) that officer executing assignment is authorized to act on behalf of the corporation in such matters;
and (d) percentage of voting stock and percentage of all stock owned by
___________ or those having addresses ____ the United States. If 10 percent or more ___ the stock of any _____ is owned or controlled by or on behalf of any one stockholder, a seperate showing of his citizenship and holdings must be furnished.

          If evidence of qualifications and ownership has previously been furnished as required by the above, reference by serial number of record in which it was filed together with a statement as to any amendments.
Qualifications of assignee must be in full compliance with the regulations (__
CFR 3241.1-2)

          4. Statement of Interests -- Assignee must indicate whether or not he is the sole party in interest in the assignment; if not, assignee must submit, at time assignment is filed, a signed statement giving the names of other interested parties. If there are other parties interested in the assignment, a separate statement must be signed by each assignee, giving the nature and extent of the interest of each, the nature of agreement between them, if oral; and a copy of agreement, if written. All interested parties must furnish evidence of their qualifications to hold such lease interests. Separate statements and written agreements, if any, must be filed with ___ _____ of the assignment.

                                                             BOOK 1416 PAGE 1350

STATE OF CALIFORNIA   )
                      ) SS.
COUNTY OF LOS ANGELES )

On this 1st day of December, in the year 1977 before me, a Notary Public in and for said county and state, personally appeared Timothy M. Evans, known to me to be the Vice President of the corporation that executed the within instrument, known to me to be the person who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

WITNESS my hand and official seal.

                                              ----------------------------------
Signature   /s/ Dolores E. Johnson                         [GRAPHIC]
          ------------------------------                 OFFICIAL SEAL
                Dolores E. Johnson                  NOTARY PUBLIC-CALIFORNIA
                                                       LOS ANGELES COUNTY
                                              My Commission Expires Oct 12, 19__
                                              ----------------------------------

                                                             BOOK 1416 PAGE 1351

STATE OF CALIFORNIA   )
                      ) SS.
COUNTY OF LOS ANGELES )

     On this 1st day of December, in the year 1977, before me, the undersigned, a Notary Public in and for said State, personally appeared J. L. Sheidenberger, known to me to be the person whose name is subscribed to the within instrument as a witness thereto, who being by me duly sworn, deposed and said:

     That he resides in Sonoma County; and that he was present and saw Joseph N.
Baker personally known to him to be the City Manager of the City of Burbank and
known to him to be the person who executed the within instrument on behalf of said City of Burbank, execute the same; and that affiant subscribed his name thereto as a witness to said execution

WITNESS my hand and official seal.

                                      ------------------------------------------
/s/ Dolores E. Johnson
----------------------------------    [SEAL] OFFICIAL SEAL
Dolores E. Johnson                    DOLORES E. JOHNSON
                                      NOTARY PUBLIC-CALIFORNIA
                                      LOS ANGELES COUNTY
                                      My Commission Expires Oct. 12, ____
                                      ------------------------------------------

                                                             BOOK 1398 PAGE 127

RECORDS REQUESTED BY                                               86
TITLE INSURANCE & TRUST CO.                                    JUNE WOODALL
                                                             COUNTY RECORDER
When recorded, return to:
                                                           FEB 25 | 19 PM' 77
Republic Geothermal, Inc.                                  BOOK 1398 PAGE 127
11823 East Slauson Avenue                                   OFFICIAL RECORDS
Santa Fe Springs, CA 90670                               IMPERIAL COUNTY, CALIF.

Recording requested by:                                  FEE
                                                         $6.00
Title Insurance and Trust Company

                           ASSIGNMENT AFFECTING RECORD

                   TITLE TO GEOTHERMAL RESOURCES LEASE CA 966

_____________                     UNITED STATES               ------------------
(______: 1975)             DEPARTMENT OF THE INTERIOR         BOOK 1398 PAGE 128
                            BUREAU OF LAND MANAGEMENT         ------------------
                                                              SERIAL No.
                        ASSIGNMENT AFFECTING RECORD TITLE        CA 966
                          TO GEOTHERMAL RESOURCES LEASE       ------------------
                                     PART I                   New Serial No.
                                                              ------------------

1.   Republic-1975 Geothermal Energy Drilling Program
     11823 East Slauson Avenue, Suite One
     Santa Fe Springs, California 90670

     The undersigned, as owner of fifty percent of record title of the above-
     designated geothermal resources lease issued effective (date) August 1,
     1974, hereby transfers and assigns to the assignee shown above, the record title interest in and to such lease as specified below.
--------------------------------------------------------------------------------

2.   Describe the lands affected by this assignment (43 CFR 3241.2-5)

     T15S, R16E, SBM_r
        Sec. 23, E 1/2 SE 1/4;   T15S, R17E, SBM_r
        Sec. 24, S1/2;           Sec. 19, S 1/2;
        Sec. 25, All;            Sec. 20, SW 1/4;
        Sec. 26, E 1/2 NE 1/4_   Sec. 29, W 1/2;
                                 Sec. 30, All.

                                    2549.09 acres
--------------------------------------------------------------------------------

3.   What part of assignor(s) record title interest is being conveyed to assignee? (Give percentage or share) 100%
--------------------------------------------------------------------------------

4.   What part of the record title interest is being retained by assignor(s)?
     None
--------------------------------------------------------------------------------

5a.  What overriding royalty or production payments is the assignor reserving herein? (See Item 4 of General Instructions; specify percentage; no assignment will be approved which does not comply with 43 CFR 32__.7-2 on limitation of overriding royalties) None
b.   What overriding royalties or production payments, if any, were previously reserved or conveyed? (Percentage only) None
--------------------------------------------------------------------------------

It is agreed that the obligation to pay any overriding royalties or payments out of production of geothermal resources created herein, which, when added to overriding royalties or payments out of production previously created, aggregate in excess of 50 percent, of the rate of royalty due the United States, shall be suspended.

I CERTIFY That the statements made herein are true, complete, and correct to the best of my knowledge and belief and are made in good faith.

Executed this 30th day of September, 1976
REPUBLIC GEOTHERMAL, INC.

[SEAL]

By:  /s/ Illegible                        11823 East Slauson Avenue
    -----------------------------------   --------------------------------------
           (Assignee's Signature)                 (Assignor's Address)
               Vice President

                                          Santa Fe Springs, California 90670
                                          --------------------------------------
                                                (City)        (State) (Zip Code)
================================================================================

Title 18 U.S.C. Section ____, makes it a crime for any person knowingly and willfully to make to any department or agency of the United States any false, fictitious, or fraudulent statements or representations as to any matter within its jurisdiction.
================================================================================

                          THE UNITED STATES OF AMERICA

Assignment approved as to the lands described below:

                                 SAME AS ITEM 2

Assignment approved effective NOV 1 - 1976   By /s/ Illegible
                                                --------------------------------
                                                      (Authorised Officer)
                                             _______ ________ Section
                                                     Branch of
28_0 COTTAGE WAY, RME-2_41                   Lands & Minerals Operations
SACRAMENTO, CA 95825                         Division of Technical
                                                   Services         FEB_ - 1977
                                             -----------------------------------
                                                    (Title)             (Date)
================================================================================

NOTE: This form may be reproduced provided that copies are exact reproductions on one sheet of both sides of this official form in accordance with the provisions of 11 CFR 3241.2-1

                                                             BOOK 1398 PAGE 129

                                     PART II

--------------------------------------------------------------------------------
                  ASSIGNEE'S REQUEST FOR APPROVAL OF ASSIGNMENT
--------------------------------------------------------------------------------

A.   ASSIGNEE CERTIFIES THAT

     1.   Assignee is qualified to hold a geothermal resources lease under 43
          CFR 3202.1

     2.   Assignee is [_] Individual [_] Muncipality [X] Association [_]
          Corporation

     3.   Assignee is the sole party in interest in this assignment (information as to interests of other parties in this assignment must be furnished as prescribed in Specific Instructions)

     4.   Filing fee of $50 is attached (See Item 2 of General Instructions)

     5.   Assignee's Interests, direct and indirect, in geothermal resources leases, do not exceed 20,460 chargeable acres (43 CFR 3201.2)

B.   ASSIGNEE AGREES to be bound by the terms and provisions of the lease described here, provided the assignment is approved by the Authorised
     Officer.

C.   IT IS HEREBY CERTIFIED That the statements made herein are true, complete and correct to the best of undersigned's knowledge and belief and are made in good faith.

     Executed this 30th day of September, 1976

                                             REPUBLIC-1975 GEOTHERMAL ENERGY
                                             DRILLING PROGRAM

                                             By: REPUBLIC GEOTHERMAL, INC.,
                                                 General Partner

                                             By:  /s/ Illegible
                                                  ------------------------------
                                                      (Assignee's Signature)
                                                  Vice President

                                             By:  /s/ Illegible
                                                  ------------------------------
                                                  Secretary

                                             11823 East Slauson Avenue
                                             Santa Fe Springs, California 90670
                                                (Address, include zip code)

================================================================================
Title 18 U.S.C., Section 1001, makes it a crime for any person knowingly and willfully to make to any department or agency of the United States any false, fictitious, or fraudulent statements or representations as to any matter within its jurisdiction.
================================================================================

                                RECORDER'S MEMO:
                              POOR RECORD IS DUE TO
                          QUALITY OF ORIGINAL DOCUMENT

                              GENERAL INSTRUCTIONS

1.   Use of form - Use only for assignment of record title interest in geothermal resources leases, and for assignment of working or royalty interests, operating agreements, or subleases. An assignment of record title may only cover lands in one lease. If more than one assignment is made out of a lease, file a separate instrument of transfer with each assignment.

2.   Filing and number of copies - File three (3) completed and manually signed copies in proper BLM office. A $50 nonrefundable filing fee must accompany assignment. File assignment within ninety (90) days after date of final execution.

3.   Effective date of assignment - Assignment, if approved takes effect on the first day of the month following the date of filling of all required papers.

4.   Overriding royalties or payments out of production - Describe in an accompanying statement any overriding royalties or payments out of production created by assignment but not set out therein. If payments out of production are reserved by the assignor, outline in detail the amount, method of payment, and other pertinent terms.

5.   Effect of assignment - Approval of assignment of a definitely described portion of the leased lands creates separate leases. Assignee, upon approval of assignment, becomes lessee of the Government as to the assignee interest and is responsible for complying with all lease terms and conditions, including timely payment of any rental and maintenance of any required bond; except the case of assignment of undivided interests, royalties and operating agreements.

6.   A copy of the executed lease, out of which the assignment is made, should be made available to assignee by assignor.

                              SPECIFIC INSTRUCTIONS
                   (Items not specified are self-explanatory)

                                     PART I

Item 1 - Type or print plainly in ink, between and below heavy dots, the assignee's full name and mailing address, including zip code.

                                     PART II

A.   Certification of assignee

     3. If assignee is an association or partnership, assignee must furnish a certified copy of its articles of association or partnership, with a statement that (a) it is authorised to hold geothermal resources leases; (b) that the person executing the assignment is authorised to act on behalf of the organisation in such matters; and (c) names and addresses of members controlling more than 10 percent interest.

          If assignee is a corporation, it must submit a statement containing the following information: (a) State in which it was incorporated; (b) that it is authorized to hold geothermal resources leases; (c) that offers executing assignment is authorized to act on behalf of the corporation in such matters;
and (d) percentage of voting stock and percentage of all stock owned by aliens or those having addresses outside the United States. If _ 10 percent or more of the ____ of any class is owned or controlled by or on behalf of any one stockholder, a separate showing of his citizenship and holdings must be furnished.

          If evidence of qualifications and ownership has previously been furnished as required by the above, reference by serial number of record in which it was filed together with a statement as to any amendments.
Qualifications of assignee must be in full compliance with the regulations (43
CFR 3241.1-2)

     4. Statement of Interests - Assignee must indicate whether or not he is the sole party in interest in the assignment; if not, assignee must submit, at time assignment is filed, a signed statement giving, the names of other interested parties. If there are other parties interested in the assignment, a separate statement must be signed by each assignee, giving the nature and extent of the interest of each, the nature of the agreement between them, if oral; and a copy of agreement, if written. All interested parties must furnish evidence of their qualifications to hold such lease interests. Separate statements and written agreements, if any, must be filed with the filing ___ assignment.

                                                              BOOK 1561 PAGE 814
                                                                        86-09018

                                                             DOLORES FROVENCIO
                                                              COUNTY RECORDER

                                                            JUN 25 9 31 AM '86

                                                             OFFICIAL RECORDS
                                                          IMPERIAL COUNTY, CALIF

                                                              BOOK 1561 PAGE 814

                                                                     -----------
                                                                     REG     $ 5
                                                                     -----------
                                                                     RIF     $ 3
                                                                     -----------
                                                                     MC      $ 1
                                                                     -----------
                                                                     NIL     $ -
                                                                     -----------
                                                                     TOTAL   $ 9
                                                                     -----------

RECORDING REQUESTED BY AND
TICOR Title Insurance Company
       of California                                           BY REPLY REFER TO

     [GRAPHIC]      United States Department of the Interior          CA 966
                                                                      CA 967
                            BUREAU OF LAND MANAGEMENT                 CA 1903
                             CALIFORNIA STATE OFFICE                  CA 6217
                                2900 Cottage Way                      CA 6218
                           SACRAMENTO, California 9582_                3220
                                                                      (CA-943.2)

 _PC2280L

CERTIFIED--RETURN RECEIPT REQUESTED                                  JUN 14 1985

                                    DECISION

Republic - 1975 Geothermal         :
   Energy Drilling Program         :
Republic - 1977B Geothermal        :
   Energy Program                  :
11823 East Slauson Avenue          : Geothermal Resources
Santa Fe Springs, California 90670 :

_ RETURN TO

Ormat Systems, Inc.                :
Ormesa Geothermal                  :
500 Dermody Way                    :
Sparks, Nevada 89431               :

                          Request for Lease Extensions
                          ----------------------------
                                 Allowed in Part
                                 ---------------
                          Assignments Approved in Part
                          ----------------------------

     Republic Geothermal, Inc., Designated Operator for, and on behalf of the lessees, has requested the following listed geothermal leases be extended beyond their 10-year primary lease terms pursuant to Sec. 6 of the Geothermal Steam Act of 1970 (__ U.S.C.A. 1005).

                         Serial No.      Date Issued
                         ----------   -----------------
                         CA 966       August 1, 1974
                         CA 967       September 1, 1974
                         CA 1903      August 1, 1974
                         CA 6217      July 1, 1979
                         CA 6218      July 1, 1979

     On November 30, 1984, requests for approval of assignments were filed transferring 100% of the record title interest in the above identified leases to Ormat Systems, Inc., and on March 11, 1985, further requests for approval of assignments were filed tranferring 100% of the record title interest in the leases to Ormesa Geothermal. On June 4, 1985, evidence was furnished reflecting the continuance of the bona fide sales contract with Ormesa Geothermal.

[SEAL]
JUN 11 1986

CERTIFIED TO BE A TRUE COPY

/s/ Illegible
----------------------------------------
   CHIEF, RECORDS & DATA ___. ___TION
        CALIFORNIA STATE OFFICE
       BUREAU OF LAND MANAGEMENT

                                                             BOOK 1561 PAGE 815

     The regulation in 43 CFR 3203.1-3(a) provides in pertinent part that "If geothermal steam is produced or utilized in commercial quantities within the primary term of a lease, that lease shall continue for so long thereafter as geothermal steam is produced or utilized in commercial quantities.... Production or utilization of geothermal steam in commercial quantities shall be deemed to include the completion of one or more wells producing or capable of producing geothermal steam in commercial quantities and a bona fide sale of such geothermal steam for delivery to or utilization by a facility or facilities not yet installed but scheduled for installation not later than 15 years from the date of commencement of the primary term of the lease...." The regulations at 43
CFR 3203.1-4(c) further provide that "A lease committed to a .... unit plan under or for which actual drilling operations were commenced prior to the end of the primary term of the lease, shall, if such operations are being diligently prosecuted at that time be extended for a period of five years and so long thereafter as geothermal steam is produced or utilized in commercial quantities...."

     The records disclose that both geothermal leases CA 966 and CA 1903, had completed wells capable of production prior to the expiration of their primary terms and were committed to a bona fide sales contract to sell the resource for delivery to or use by a facility that will operate and produce electricity within 15 years from the date the leases issued. Accordingly, geothermal leases
CA 966 and CA 1903 are hereby extended to and including July 31, 1989, and so long thereafter as geothermal steam is produced or utilized in commercial quantities not to exceed 40 years after July 31, 1984.

     The request for extension of the primary term of geothermal lease CA 967 is herewith denied. Lease CA 967 did not contain a well capable of production as of the expiration of its primary term. In addition, this lease was not committed to an approved unit agreement for which there was a unit well either drilling or completed after the unit effective date and before the end of the lease's primary term. Accordingly, geothermal lease CA 967 is deemed to have terminated by operation of law on August 31, 1984.

     The request for extension of geothermal leases CA 6217 and CA 6218 is deemed to be premature at this time for the reason that these leases have four years remaining in their primary terms. Accordingly, the request for extension of leases CA 6217 and CA 6218 is denied at this time.

     The request for approval of assignments of geothermal leases CA 966, CA
1903, CA _217 and CA 6218 are herewith approved. The requests for approval of assignments affecting geothermal lease CA 967 are herewith denied for the reason that the lease is held to have terminated prior to the filing of such requests.

     If the applicant is adversely affected by this action, there is a right of appeal to the Board of Land Appeals, Office of the Secretary, in accordance with the regulations in 43 CFR, Part 4, Subpart _ . If an

                                                             BOOK 1561 PAGE 816

appeal is taken, the notice of appeal must be filed in this office (not with the Board) so that the case file can be sent to the Board. A copy of the notice of appeal and of any statement of reasons, written arguments, or briefs must be served upon any adverse parties, and in addition, to the Regional
Solicitor, Pacific Southwest Region, U.S. Department of the Interior, 2800
Cottage Way, Room E-2841, Sacramento, California 95825, within 15 days of the filing of any specific document. If the procedures set forth in the regulations are not followed, an appeal is subject to dismissal. Form 1842-1 is enclosed for additional information.

                                         /s/ Joan B. Russell
                                         ---------------------------------------
                                         Joan B. Russell
                                         Chief, Leasable Minerals Section
                                         Branch of Lands and Minerals Operations

1  Enclosure:
   1 - 1842-1

                                                             BOOK 1531 PAGE 1049

Recording Requested By:                                     DOLORES PROVENCIO
_____ ___ Insurance Company                                 COUNTY RECORDER
        of California                                           ___________
When Recorded, Return To:
Republic Geothermal, Inc.                                   ____________________
11823 East Slauson Avenue, Suite 1
Santa Fc Springs, California 90670

                                                            FEE
                                                            $6.00

                                   ASSIGNMENT

KNOW ALL MEN BY THESE PRESENTS:

     That Republic Geothermal, Inc., a California corporation, hereinafter referred to as "Assignor", for a valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby assign, transfer and set over unto Republic-1977B Geothermal Energy Program, a California limited partnership, hereinafter referred to as "Assignee", its successors and assigns, an undivided 50% interest in and to those certain federal geothermal leases covering land in Imperial County, State of California, and specifically described on Exhibit "A" attached hereto and made a part hereof ("the Leases").
Assignee does hereby undertake and agree to perform all of the obligations of
Assignor under and pursuant to the Leases from and after the date hereof.

     This Assignment is made without warranty, express or implied. All of the provisions of this Assignment shall be available to and binding upon the respective successors and assigns of the Assignor and the Assignee herein.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed this 30th day of October, 1984.

REPUBLIC-1977B Geothermal                   REPUBLIC GEOTHERMAL, INC.
Energy Program

By: REPUBLIC GEOTHERMAL, INC.               By: /s/ Timothy M. Evans
    It's General Partner                        --------------------------------
                                                Timothy M. Evans
                                                Vice President

By: /s/ Timothy M. Evans
    ---------------------------------
    Timothy M. Evans
    Vice President

                                                             BOOK 1531 PAGE 1050

                                   EXHIBIT "A"

All those certain federal geothermal leases describing lands situate in the
County of Imperial, State of California, being more particularly set forth below by reference to the executed originals thereof recorded in the Official Records of said county:

Lessor                     Recorded   Book/Page
------                     --------   ---------
United States of America   02/25/77    1398/118
United States of America   02/25/77    1398/131

                                                             BOOK 1531 PAGE 1051

State of California )
County of Los Angeles ) ss

On this ______ day of __________, in the year 1984, before me, a Notary Public in and for said county and state, personally appeared Timothy M. Evans, known to me (or proved to me on the basis of satisfactory evidence) to be the Vice
President of the corporation that executed the within instrument, known to me
(or proved to me on the basis of satisfactory evidence) to be the person who executed the within Instrument on behalf of said corporation, said corporation being known to me (or proved to me on the basis of satisfactory evidence) to be the General Partner of Republic-1977B Geothermal Energy Program, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that such partnership executed the same.

Signature /s/ Barbara L. Bressler
          -----------------------
            Barbara L. Bressler
Notary Public in and for said County and State
                                                  ------------------------------
                                                             [GRAPHIC]
                                                     _______________________
                                                     BARBARA L. BRESSLER
                                                     _______________________
                                                       PRINCIPAL OFFICE IN
                                                        LOS ANGELES COUNTY
                                                  My Comm. Expires Sep. 10, ____
                                                  ------------------------------

State of California )
County of Los Angeles ) ss

On this ______ day of October, in the year 1984, before me, a Notary Public in and for said county and state, personally appeared Timothy M. Evans, known to me (or proved to me on the basis of satisfactory evidence) to be the Vice
President of the corporation that executed the within Instrument, known to me
(or proved to me on the basis of satisfactory evidence) to be the person who executed the within Instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

Signature /s/ Barbara L. Bressler
          -----------------------
            Barbara L. Bressler
Notary Public in and for said County and State
                                                   -----------------------------
                                                              [GRAPHIC]
                                                      _______________________
                                                      BARBARA L. BRESSLER
                                                      _______________________
                                                         _______________
                                                        LOS ANGELES COUNTY
                                                   My Comm. Expires Sep. 10, ___
                                                   -----------------------------

                                                             BOOK 1534 PAGE 1655

                          TICOR Title Insurance Company
                                  of California

Perkins, RECORDING REQUESTED BY
   and RETURN TO:

________________________           ASSIGNMENT
1900 Washington Building
Seattle, Washington _____
Attn: Kirk M. Veis

KNOW ALL MEN BY THESE PRESENTS:

     That Republic-1975 Geothermal Energy Drilling Program, a California limited partnership, and Republic-1977B Geothermal Energy Program, a California limited partnership, hereinafter referred to as "Assignors", for a valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby assign, transfer and set over, subject to the terms, conditions and reservations set forth below, unto Ormat Systems, Inc., a Delaware corporation, hereinafter referred to as "Assignee", its successors and assigns, all of
Assignor's right, title and interest in and to those certain geothermal leases covering land in Imperial County, State of California, and specifically described on Exhibit "A" attached hereto and made a part hereof (the "Leases").
Assignee does hereby undertake and agree to perform all of the obligations of
Assignor under and pursuant to the Leases from and after the date hereof.

     Assignors do hereby except, retain and reserve an overriding royalty of five percent (5%) of one hundred percent (100%) of the revenues generated by the sale or other disposition of geothermal steam and/or associated geothermal resources produced from the land described in the Leases. Said overriding royalty shall be calculated in the same manner or on the same basis and shall be paid at the same time as the royalty due to the lessors under the Leases.

     This Assignment is subject to the terms, covenants and conditions of that certain Agreement made as of October 24, 1984, by and between Republic
Geothermal, Inc., a California corporation, and Republic East Mesa Project, a joint venture of Republic-1977B Geothermal Energy Program and Republic-1975
Geothermal Energy Drilling Program, and Ormat Systems Inc. (the "Purchase
Agreement") as such Purchase Agreement has been amended by that certain First
Amendment to Agreement made as of November 6, 1984, by and between said parties and Republic-1975 Geothermal Energy Drilling Program and Republic-1977B
Geothermal Energy Program (the "First Amendment"), which Purchase Agreement and
First Amendment are each incorporated herein in full and made a part hereof by this reference thereto.

     By executing this Assignment, Assignors are also assigning to Assignee any interest in the Leases held by Republic East Mesa Project, a joint venture of
Assignors.

                                                             BOOK 1534 PAGE 1656

     This Assignment is made without warranty, express or implied, except for those warranties specifically set forth in the Purchase Agreement (all of which warranties shall survive this Assignment). All of the provisions of this
Assignment shall be available to and binding upon the respective successors and assigns of the Assignors and the Assignee herein.

     Executed this 6th day of November,   84.
                                        --

REPUBLIC-1975 Geothermal                   ORMAT SYSTEMS, INC.
Energy Drilling Program

   By: REPUBLIC GEOTHERMAL, INC.              By: /s/ Daniel Schochet
       It's General Partner                       ------------------------------
                                                  Daniel Schochet
                                                  Vice President

By: /s/ Timothy M. Evans
    -----------------------------
    Timothy M. Evans                              /s/ Daniel Schochet
    Vice President                                ------------------------------

REPUBLIC-1977B Geothermal
Energy Program

By: REPUBLIC GEOTHERMAL, INC.
    It's General Partner

By: /s/ Timothy M. Evans
    -----------------------------
    Timothy M. Evans
    Vice President

                                                             BOOK 1534 PAGE 1657

State of California   )
County of Los Angeles ) ss

On this ____ day of ________, in the year 1984, before me, a Notary Public in and for said county and state, personally appeared Timothy M. Evans, known to me
(or proved to me on the basis of satisfactory evidence) to be the Vice President of the corporation that executed the within Instrument, known to me or proved to me on the basis of satisfactory evidence) to be the person who executed the within Instrument on behalf of said corporation, said corporation being known to me (or proved to me on the basis of satisfactory evidence) to be the General
Partner of Republic-1975 Geothermal Energy Drilling Program, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that such partnership executed the same.

Signature  /s/ Barbara L. Bressler
           -----------------------------------------------
           Barbara L. Bressler
           Notary Public in and for said County and State

                                                --------------------------------
                                                           [GRAPHIC]
                                                      BARBARA L. BRESSLER
                                                   ___________________________
                                                         _________________
                                                         _________________
                                                   ___________________________
                                                My Comm. Expires
                                                --------------------------------

State of California   )
County of Los Angeles ) ss

On this ____ day of _________, in the year 1984, before me, a Notary Public in and for said county and state, personally appeared Timothy M. Evans, know to me
(or proved to me on the basis of satisfactory evidence) to be the Vice President of the corporation that executed the within Instrument, known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within Instrument on behalf of said corporation, said corporation being known to me (or proved to me on the basis of satisfactory evidence) to be the General
Partner of Republic-1977B Geothermal Energy Program, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that such partnership executed the same.

Signature /s/ Barbara L. Bressler
          ------------------------------------------------
          Barbara L. Bressler
          Notary Public in and for said County and State

                                                --------------------------------
                                                           [GRAPHIC]
                                                      BARBARA L. BRESSLER
                                                   ___________________________
                                                         _________________
                                                         _________________
                                                   ___________________________
                                                My Comm. Expires
                                                --------------------------------

                                                             BOOK 1534 PAGE 1658

STATE OF NEVADA   )
                  )  ss.
COUNTY OF _______ )

     On this 1st day of November, 1984, before me, the undersigned, a Notary public in and for the State of Nevada, duly commissioned and sworn, personally appeared DANIEL SCHOCHET, to me known to be the person who signed as Vice
President of Ormat Systems Inc., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

--------------------------------
           [GRAPHIC]
   ___________________________
   ___________________________
         _________________
         _________________
   ___________________________
--------------------------------

                                       /s/ Illegible
                                       -----------------------------------------
                                       NOTARY PUBLIC in and for the State
                                       of Nevada, residing at __________________

                                       My Commission Expires ___________________

                                                             BOOK 1534 PAGE 1659

                                  EXHIBIT "A"

Tract 1

All those certain geothermal leases describing lands situate in the County of
Imperial, State of California, being more particularly set forth below by reference to the memorandums thereof recorded in the Official Records of said county:

Lessor                     Recorded   Book/Page
------                     --------   ---------
Hickerson, et al           09/20/83   1508/1101
Nussbaum, V. B., Trustee   02/09/82   1480/832

Tract 2

All those certain federal geothermal leases describing lands situate in the
County of Imperial, State of California, being more particularly set forth below by reference to the executed originals thereof recorded in the Official Records of said county:

Lessor                     Recorded   Book/Page
------                     --------   ---------
United States of America   02/25/77   1398/118
United States of America   02/25/77   1398/131
United States of America   02/25/77   1398/105
United States of America   10/30/84   1531/789
United States of America   10/30/84   1531/798

RECORDING REQUESTED BY A

TICOR Title Insurance Company
        of California

                                     [SEAL]              BOOK 1557 PAGE 399
                                                         86-04729
                                           REG     $ 5   DOLORES PROVENCIO
                                           RIF     $ 3   COUNTY RECORDER
                                           MC      $ 1   APR 8   9   29 AM '86
                                           NIL     $ -
                             ASSIGNMENT    TOTAL   $ 9   OFFICIAL RECORDS
                                                         IMPERIAL COUNTY. CALIF.
                                                         BOOK 1557 PAGE 399
KNOW ALL MEN BY THESE PRESENTS:

     That Ormat Systems, Inc., hereinafter referred to as "Assignor", does hereby assign, transfer and set over, subject to the terms, conditions and reservations set forth below, unto Ormesa Geothermal, hereinafter referred to as
"Assignee", its successors and assigns, all of Assignor's right, title and interest in and to those certain geothermal leases covering land in Imperial
County, State of California, and specifically described on Exhibit "A" attached hereto and made a part hereof (the "Leases"). Assignee does hereby undertake and agree to perform all of the obligations of Assignor under and pursuant to the
Leases from and after the date hereof.

     This Assignment is made without warranty, express or implied. All of the provisions of this Assignment shall be available to and binding upon the respective successors and assigns of the Assignors and the Assignee herein.

     Executed this 28 day of MARCH, 1986-SECOND SIGNATURES________1985

                                        ASSIGNOR:

                                        ORMAT SYSTEMS, INC.

                                        By: /s/ Daniel Schochet
                                            ------------------------------------
                                                Daniel Schochet
                                                Vice President

                                        ASSIGNEE:

                                        ORMESA GEOTHERMAL

                                        By: ORMAT GEOTHERMAL, INC.
                                            Its Managing Partner

                                        By: /s/ Daniel Schochet
                                            ------------------------------------
                                                Daniel Schochet
                                                Vice President

                                                              BOOK 1557 PAGE 400

                                    EXHIBIT A

     All those certain federal geothermal leases describing lands situate in the
County of Imperial, State of California, being more particularly set forth below by reference to the executed originals thereof recorded in the Official Records of said county:

         Lessor            Recorded   Book/page
         ------            --------   ---------
United States of America   02/25/77    1398/118
United States of America   02/25/77    1398/131
United States of America   02/25/7     1398/105

and that portion of Federal Geothermal Lease No. CA-6217, recorded 10/30/84 in book 1531, page 789, Official Records of Imperial County, State of California as
follows:

     T.15S., R.17E., SBM, Sec. 31.

                                                              BOOK 1557 PAGE 401

STATE OF NEVADA  )
                 ) ss.
COUNTY OF WASHOE )

     On this 28 day of March, 1986, before me, the undersigned a Notary Public in and for the State of Nevada, duly commissioned and sworn personally appeared
Daniel Schochet, to me known to be the person who signed as Vice President of
Ormat Systems Inc., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

-------------------------------------
            [GRAPHIC]
         LINDA CRANDALL
Notary Public - State of Nevada
Appointment Recorded in Washoe County
MY APPOINTMENT EXPIRES AUG 31, ____
-------------------------------------

                                        /s/ Linda Crandall
                                        ----------------------------------------
                                        NOTARY PUBLIC in and for the State
                                        of Nevada

                                        My Commission Expires Aug. 31, ____

STATE OF NEVADA  )
                 ) ss.
COUNTY OF WASHOE )

     On this 28 day, of March, 1986 before me, the undersigned, a Notary Public in and for the State of Nevada, duly commissioned and sworn, personally appeared
Daniel Schochet, to me known to be the person who signed as Vice President of
Ormat Geothermal, Inc., the corporation that executed the within and foregoing instrument as the Managing Partner of Ormesa Geothermal, and acknowledged said instrument to be the free and voluntary act and deed of said corporation and of Purposes Geothermal for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he and the corporation were authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

-------------------------------------
            [GRAPHIC]
         LINDA CRANDALL
Notary Public - State of Nevada
Appointment Recorded in Washoe County
MY APPOINTMENT EXPIRES AUG 31, ____
-------------------------------------

                                        /s/ Linda Crandall
                                        ----------------------------------------
                                        NOTARY PUBLIC in and for the State of
                                        Nevada

                                        My Commission expires Aug. 31, ____

                                                              BOOK 2142 PAGE 746

[LOGO] RECORDING REQUESTED BY
       FIRST AMERICAN TITLE

Recording Requested by and when            RECORDED        TLS  24
Recorded Return to:                  OFFICIAL RECORDS      RG    9
                                     IMPERIAL COUNTY, CA   RF    7
Arnold & Porter                      BOOK 2142 PAGE 746    MC    1
777 South Figueroa Street            2002 AUG 22 AM 9 58   IX    1
44th Floor,                                                TF    6
Los Angeles, California 90017        DOLORES PROVENCIO     NL
Attn: Edward W. Zaelke, Esq. 548/     COUNTY RECORDER      PY
                                                           PR

                                   ASSIGNMENT

KNOW ALL PERSONS BY THESE PRESENTS:

     That Ormesa Geothermal, a California General Partnership, hereinafter referred to as "Assignor," for valuable Consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby assign, transfer and set over unto OrResource, a California general Partnership, hereinafter referred to as "Assignee," its successors and assigns all of Assignor's interest in and to that certain Federal Geothermal Lease* serial number CA-966 (the "Lease"), affecting certain real property in Imperial County. State of Califonia, as more specifically described in Exhibit "A" attached hereto and made a part hereof.
Assignee does hereby undertake and agree to perform all of the obligations of
Assignor under and pursuant to the Lease from and after the date hereof.

     This Assignment is made without warranty, express or implied. All of the provisions of this assignment shall be available to and binding upon the respective successors and assigns of the Assignor and Assignee herein.

     This Assignment may be executed in one or more counterparts, and bear the signature of each Party on a separate counterpart, each of which when so executed and delivered shall be deemed an original but all of which taken together shall constitute but one and the same instrument.

*    UNRECORDED

Description: Imperial, CA Document-Year.DocId 2002.21564 Page: 1 of 7
Order: 13428 Comment:

                                                              BOOK 2142 PAGE 747

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed this 15 day of April 2002.

"ASSIGNOR"                              ORMESA GEOTHERMAL, a California
                                        general partnership

                                        By: ORNI 8 LLC, a Delaware limited
                                            liability company
                                            Partner of Ormesa Geothermal

                                            By: Ormat Funding Corp., a
                                            Delaware corporation
                                            Manager of ORNI 8 LLC

                                            By: /s/ Connie Stechman
                                                --------------------------------
                                            Name:  Connie Stechman
                                            Title:  Director, Chief Financial
                                                    Officer, and Assistant
                                                    Secretary

                                        By: Ormat Funding Corp., a Delaware
                                            corporation
                                            Partner of Ormesa Geothermal

                                        By: /s/ Connie Stechman
                                            ------------------------------------
                                        Name:  Connie Stechman
                                        Title:  Director, Chief Financial
                                                Officer, and Assistant
                                                Secretary

Description: Imperial, CA Document-Year.DocId 2002.21564 Page: 2 of 7
Order: 13428 Comment:

                                                              BOOK 2142 PAGE 748

"ASSIGNEE"                              ORRESOURCE, a California general
                                        Partnership

                                        By: ORNI 7 LLC, a Delaware limited
                                            liability company
                                            partner of OrResource

                                            By: Ormat Nevada, Inc.,
                                            Manager of ORNI 7 LLC

                                            By: /s/ Connie Stechman
                                                --------------------------------
                                            Name:  Connie Stechman
                                            Title:  Director, Chief Financial
                                                    Officer, and Assistant
                                                    Secretary

                                        By: Ormat Nevada, Inc.,
                                            Partner of OrResource

                                            By: /s/ Connie Stechman
                                                --------------------------------
                                            Name:  Connie Stechman
                                            Title:  Director, Chief Financial
                                                    Officer, and Assistant
                                                    Secretary

Description: Imperial, CA Document-Year.DocId 2002.21564 Page: 3 of 7
Order: 13428 Comment:

                                                              BOOK 2142 PAGE 749

STATE OF CALIFORNIA )
                    ) ss.
COUNTY OF San Diego )

     On April 16, 2002 before me, Arturo Patino Jr. [insert name], a Notary
Public, personally appeared Connie Stechman, (proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

Signature /s/ Arturo Patino Jr.
          ---------------------------                          (Seal)

                                                  ------------------------------
                                                            [GRAPHIC]
                                                         ARTURO PATINO JR
                                                        Commission #1262797
                                                    Notary Public - California
                                                        Los Angeles County
                                                  My Comm. Expires May 5, 2004
                                                  ------------------------------

STATE OF CALIFORNIA )
                    ) ss.
COUNTY OF San Diego )

     On April 16, 2002 before me, Arturo Patino Jr. [insert name], a Notary
Public, personally appeared Connie Stechman, (proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

Signature /s/ Arturo Patino
          ---------------------------                         (Seal)

                                                  ------------------------------
                                                            [GRAPHIC]
                                                         ARTURO PATINO JR
                                                       Commission #1262797
                                                    Notary Public - California
                                                        Los Angeles County
                                                  My Comm. Expires May 5, 2004
                                                  ------------------------------

_____
_____
_____

Description: Imperial, CA Document-Year.DocID 2002.21564 Page: 4 of 7
Order: 13428 Comment:

                                                              BOOK 2142 PAGE 750

STATE OF CALIFORNIA )
                    ) ss.
COUNTY OF San Diego )

     On April 16, 2002 before me, Arturo Patino Jr. [insert name], a Notary
Public, personally appeared Connie Stechman, (proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

Signature /s/ Arturo Patino Jr.
          -----------------------                             (Seal)

                                                  ------------------------------
                                                            [GRAPHIC]
                                                         ARTURO PATINO, JR
                                                        Commission #1262797
                                                    Notary Public - California
                                                        Los Angeles County
                                                  My Comm. Expires May 5, 2004
                                                  ------------------------------

STATE OF CALIFORNIA )
                    ) ss.
COUNTY OF San Diego )

     On April 16, 2002 before me, Arturo Patino Jr. [insert name], a Notary
Public, personally appeared Connie Stechman, (proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

Signature /s/ Arturo Patino Jr.
          ---------------------------                         (Seal)

                                                  ------------------------------
                                                            [GRAPHIC]
                                                         ARTURO PATINO, JR
                                                        Commission #1262797
                                                    Notary Public - California
                                                        Los Angeles County
                                                  My Comm. Expires May 5, 2004
                                                  ------------------------------

Description: Imperial, CA Document-Year. DocID 2002.21564 Page: 5 of 7
Order: 13428 Comment:

                                                              BOOK 2142 PAGE 751

ILLEGIBLE NOTARY SEAL DECLARATION (GOVERNMENT CODE 27361.7)

I CERTIFY UNDER PENALTY OF PERJURY THAT THE NOTARY SEALS ON THE DOCUMENT TO
WHICH THIS STATEMENT IS ATTACHED READS AS FOLLOWS:

NAME OF NOTARY: ARTURO PATINO JR.

DATE COMMISSION EXPIRES: MAY 5, 2004

PRINCIPAL OFFICE IN LOS ANGELES COUNTY

NOTARY COMMISSION NUMBER. 1262797

MANUFACTURER IDENTIFICATION NUMBER: NNA1

PLACE OF EXECUTION OF THIS DECLARATION: EL CENTRO

DATE: AUGUST 21, 2002

                                        FIRST AMERICAN TITLE INSURANCE COMPANY

                                        /s/ Illegible
                                        ----------------------------------------

Description: Imperial, CA Document-Year.DocID 2002.21564 Page: 6 of 7
Order: 13428 Comment:

                                    EXHIBIT A

PARCEL B (FEDERAL GEOTHERMAL LEASE NO. CA-966)

THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 23, THE SOUTH HALF OF SECTION
24, ALL OF SECTION 25 AND THE EAST HALF OF THE NORTHEAST QUARTER OF SECTION 26,
ALL IN TOWNSHIP 15 SOUTH, RANGE 16 EAST, S.B.M.; AND THE SOUTH HALF OF SECTION
19; THE SOUTHWEST QUARTER OF SECTION 20, THE WEST HALF OF SECTION 29, AND ALL
OF SECTION 30, ALL IN TOWNSHIP 15 SOUTH, RANGE 17 EAST, S.B.M., COUNTY OF
IMPERIAL, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM, THE OIL, HYDROCARBON GAS AND HELIUM IN SAID LAND AND THE
RIGHT OF THE UNITED STATES TO EXTRACT SAID OIL, HYDROCARBON GAS AND HELIUM FROM
GEOTHERMAL STEAM AND ASSOCIATED GEOTHERMAL RESOURCES PRODUCED FROM SAID LAND
(30 U.S.C.A. 1025).

_____
_____
_____

Description: Imperial, CA Document-Year. DocID 2002.21564 Page: 7 of 7
Order: 13428 Comment: